LEGG MASON INCOME TRUST, INC.:
     Legg Mason U.S. Government Intermediate-Term Portfolio
          Legg Mason Investment Grade Income Portfolio
                Legg Mason High Yield Portfolio
       Legg Mason U.S. Government Money Market Portfolio
                         Primary Shares

Supplement to the Prospectus dated May 1, 1996 and amended November 27, 1996

Under the section entitled "Prospectus Highlights" on page 3 of the Prospectus, the third sentence of the last paragraph is revised to read:

Each Fund pays management fees to its Manager, Legg Mason Fund Adviser, Inc. ("Manager"), and each Fund pays distribution fees with respect to Primary Shares to its Distributor, Legg Mason, as described on pages 30-32 of this Prospectus.

Under the section entitled "Expenses" on page 4 of the Prospectus, the information with respect to Government Money Market in the Annual Fund Operating Expenses table is revised to read:

Annual Fund Operating Expenses -- Primary Shares
(as a percentage of average net assets)

                      Government Money Market

Management fees                      0.50%
12b-1 fees                           0.10%C
Other expenses                       0.17%
Total operating expenses             0.77%

C Effective January 10, 1997, Government Money Market will begin compensating
  Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets. The fee shown reflects determination by Legg Mason to request payment of, and determination by the Board to pay, less than the full amount of the authorized 12b-1 fee. If the full amount of the fee were paid, 12b-1 fees would be 0.20% and total operating expenses would be 0.87%.

Under the section entitled "Fund Expenses" on page 3 of the Prospectus, the Example is revised to read:

            1 Year    3 Years    5 Years   10 Years
              $8        $25        $43        $95

Under the section entitled "The Funds' Distributor" on page 31 of the Prospectus, the fourth paragraph and the first sentence of the fifth paragraph are revised to read:

  Government Money Market may pay Legg Mason a fee for its distribution services in an amount not to exceed an annual rate of 0.20% of the Fund's average daily net assets. Effective January 10, 1997, the Fund will begin compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets.

  Activities for which payments may be made include, but are not limited to, compensation to persons, including Legg Mason investment executives, who engage in or support distribution of shares or who provide shareholder services, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead and telephone expenses.

                                                           December 24, 1996


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               THE LEGG MASON INCOME TRUST, INC.:
           U.S. Government Intermediate-Term Portfolio
               Investment Grade Income Portfolio
                     High Yield Portfolio
             (Primary Shares and Navigator Shares)
                              and
              U.S. Government Money Market Portfolio

Supplement to the Statement of Additional Information dated May 1, 1996 and amended November 27, 1996

Under the section entitled "The Funds' Distributor" which begins on page 56, the last paragraph of this section is revised to read:

    Pursuant to the Plan, Government Money Market is authorized to compensate Legg Mason for its distribution and shareholder services at an annual rate not to exceed 0.20% of its average daily net assets. Effective January 10, 1997, Government Money Market will begin compensating Legg Mason for distribution costs and services at a rate of 0.10% of average daily net assets. Although the Plan permits higher payments, Legg Mason has agreed not to request an increase in the amount of the payments for at least two years from January 10, 1997.







                                                         December 24, 1996